                                                                 Specialty Funds
                       Frank Russell Investment Company
                      Supplement Dated September 1, 1997
                      to the Prospectus Dated May 1, 1997
                            as Revised June 1, 1997
                     as Supplemented through July 31, 1997

Effective September 1, 1997, the Annual Fund Operating Expense Table on page 10 will be restated as follows:

             ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                       U.S. GOVERNMENT MONEY MARKET FUND

        The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                           None
  Sales Load Imposed on Reinvested Dividends                                                None
  Deferred Sales Load                                                                       None
  Redemption Fees                                                                           None
  Exchange Fees                                                                             None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver)(1)                                                       .12%
  12b-1 Fees                                                                                None
  Other Expenses:
    Custodian Fees                                                            .05%
    Transfer Agent Fees                                                       .15
    Other Fees                                                                .05
                                                                              ---
    Total Other Expenses                                                                     .25
                                                                                             ---
  Total Class S Shares Operating Expenses (After Fee Waiver) (1)+                            .37%
                                                                                             ===

EXAMPLE:                                                            1 YEAR     3 YEARS     5 YEARS    10 YEARS
                                                                    ------     -------     -------    --------
You would pay the following expenses on a $1,000
  investment assuming (1) 5% annual return and (2)
  redemption at the end of each time period                           $4         $12         $20         $47
                                                                      --         ---         ---         ---

(1) FRIMCO has voluntarily agreed to waive .13% of its .25% management fee. The total operating expenses of the fund absent the fee waiver would be .50% of average daily net assets on an annual basis. This waiver is intended to be in effect for the current fiscal year, but may be revised or eliminated at any time thereafter without notice to shareholders.

+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.